Exhibit 10.1

EXECUTION VERSION

CONSENT AND AMENDMENT NO. 5

TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

CONSENT AND AMENDMENT NO. 5 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT, dated as of September 24, 2010 (this “Agreement”), among X-RITE, INCORPORATED, a Michigan corporation, and successor by merger to OTP, Incorporated, X-Rite Ma, Incorporated, Monaco Acquisition Company, Holovision Acquisition Company and Pantone India, Inc. (the “Company”), X-RITE GLOBAL, INCORPORATED, a Michigan corporation (“X-Rite Global”), X-RITE HOLDINGS, INC., a Michigan corporation (“X-Rite Holdings”), XR VENTURES, LLC, a Michigan limited liability company (“XR Ventures”), GRETAGMACBETH, LLC, a Delaware limited liability company (“GretagMacbeth”), PANTONE LLC, a Delaware limited liability company (“Pantone”), PANTONE ASIA, INC., a Delaware corporation (“Pantone Asia”), PANTONE GERMANY, INC., a Delaware corporation “Pantone Germany”), PANTONE JAPAN, INC., a Delaware corporation (“Pantone Japan”), PANTONE U.K., INC., a Delaware corporation (“Pantone UK”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof (such Persons, together with the Company, X-Rite Global, X-Rite Holdings, XR Ventures, GretagMacbeth, Pantone, Pantone Asia, Pantone Germany, Pantone Japan and Pantone UK are referred to herein each individually as a “Credit Party” and collectively as the “Credit Parties”), FIFTH THIRD BANK, an Ohio banking corporation, and successor by merger to Fifth Third Bank, a Michigan banking corporation (in its individual capacity, “Fifth Third”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for certain financial institutions from time to time party thereto (each a “Lender” and collectively the “Lenders”), and the other LENDERS signatory hereto.

WITNESSETH:

WHEREAS, the Company, the other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders have entered into that certain First Lien Credit and Guaranty Agreement dated as of October 24, 2007 (as the same has been amended pursuant to (a) that certain Forbearance Agreement and Consent, Waiver and Amendment No. 1 to First Lien Credit and Guaranty Agreement dated as of August 20, 2008, (b) that certain Consent and Amendment No. 2 to First Lien Credit and Guaranty Agreement and Amendment No. 1 to Pledge and Security Agreement (First Lien) dated as of August 18, 2009, (c) that certain Amendment No. 3 to First Lien Credit and Guaranty Agreement dated as of December 17, 2009, and (d) that certain Consent and Amendment No. 4 to First Lien Credit and Guaranty Agreement dated as of March 5, 2010, is currently being amended and may further be amended, amended and restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, pursuant to the Credit Agreement, (a) the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Company, and (b) each Credit Party (other than the Company) has guaranteed all existing and future Obligations of the Company and the other Credit Parties;

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

WHEREAS, the Company and the other Credit Parties have requested that the Administrative Agent, the Collateral Agent and the Requisite Lenders (a) consent to the repayment in full in cash by the Company of all Second Lien Indebtedness (the “Second Lien Indebtedness Redemption”), and (b) amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions set forth herein; and

WHEREAS, the Administrative Agent, the Collateral Agent and the Requisite Lenders agree to accommodate such requests of the Company and the other Credit Parties, in each case on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Consent to Second Lien Indebtedness Redemption. Effective as of the Fifth Amendment Effective Date, upon satisfaction of the conditions set forth in Section 3 of this Agreement, and notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Section 6.5 of the Credit Agreement) or any other Credit Document, Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to the Second Lien Indebtedness Redemption, provided that the effectiveness of the foregoing consent is subject to the following conditions:

(a) the total amount required to repay in full all of the Second Lien Indebtedness (together with all accrued and unpaid interest and fees) shall not exceed $27,500,000 (such amount, the “Second Lien Payoff Amount”);

(b) on a pro forma basis after giving effect to the Second Lien Indebtedness Redemption (and the borrowing of any Revolving Loans in connection therewith), the aggregate amount of the Revolving Commitments shall exceed the Total Utilization of Revolving Commitments by at least $20,000,000 (the “Required Availability”) and the Company shall have delivered to the Administrative Agent a certificate in the form of Exhibit A attached hereto certifying that the Company has the Required Availability;

(c) on a pro forma basis after giving effect to the Second Lien Indebtedness Redemption, the aggregate amount of the Company’s and its Subsidiaries’ Cash and Cash Equivalents is not less than $10,000,000 (the “Required Cash”) and the Company shall have delivered to the Administrative Agent a certificate in the form of Exhibit A attached hereto certifying that the Company has the Required Cash;

(d) on a pro forma basis after giving effect to the Second Lien Indebtedness Redemption, the ratio of (x) Consolidated Total Debt as of the date of the Second Lien Indebtedness Redemption to (y) Consolidated Adjusted EBITDA for the most recent four (4) fiscal quarter period ended for which financial statements are required to have been delivered (and have been so delivered) pursuant to the terms of the Credit Agreement is less than 3.00 to 1.00 (the “Leverage Requirement”) and the Company shall have delivered to the Administrative Agent a certificate in the form of Exhibit A attached hereto certifying that the Company has satisfied the Leverage Requirement;

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

(e) the Second Lien Indebtedness Redemption is consummated no later than December 31, 2010;

(f) the Second Lien Administrative Agent and the Second Lien Collateral Agent shall have executed and delivered a payoff letter evidencing the payment in full in cash of all Second Lien Indebtedness and the termination of all Second Lien Indebtedness Documents, in form and substance reasonably acceptable to the Administrative Agent and shall agree that, upon receipt of the Second Lien Indebtedness Payoff Amount, all Second Lien Indebtedness Liens and any other liens in favor of the Second Lien Lender Parties shall be automatically terminated (the “Second Lien Payoff Letter”);

(h) the Company and its Subsidiaries shall have provided evidence to the Administrative Agent, reasonably satisfactory to the Administrative Agent, that the Second Lien Payoff Amount has been applied as a prepayment of the Second Lien Indebtedness (it being understood and agreed that delivery to the Administrative Agent of the appropriate federal reference numbers shall be deemed satisfactory evidence); and

(i) no Default or Event of Default shall have occurred and be continuing and no Default or Event of Default shall arise as a result of the Second Lien Indebtedness Redemption.

Section 2. Amendments to Credit Agreement. Effective as of the Fifth Amendment Effective Date, and in reliance on the representations and warranties of the Company set forth in this Agreement and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:

“Fifth Amendment Agreement” means that certain Consent and Amendment No. 5 to First Lien Credit and Guaranty Agreement dated as of the Fifth Amendment Effective Date by and among the Company, the Guarantors, certain other Credit Parties, the Administrative Agent, the Collateral Agent and the Requisite Lenders.

“Fifth Amendment Effective Date” shall mean September 24, 2010.

(b) Section 6.1 of the Credit Agreement is hereby amended by deleting Section 6.1(l) in its entirety and substituting therefor the following language:

“(l) Intentionally Omitted;”

(c) Section 6.2 of the Credit Agreement is hereby amended by deleting Section 6.2(n) in its entirety and substituting therefor the following language:

“(n) Intentionally Omitted;”

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

(d) Section 6.5 of the Credit Agreement is hereby amended by deleting Section 6.5(a) in its entirety and substituting therefor the following language:

“(a) Intentionally Omitted;”

(e) Section 6.5 of the Credit Agreement is hereby further amended by deleting Section 6.5(b) in its entirety and substituting therefor the following language:

“(b) the Company may accrue and cumulate (but not pay in cash, except as set forth in the proviso below) dividends on the Preferred Stock in accordance with the terms set forth in the Certificate of Designations (as in effect on the Second Amendment Effective Date or as amended from time to time as permitted pursuant to Section 6.18), provided, that, notwithstanding the foregoing, the Company may pay in cash accrued and unpaid “Quarterly Dividends” (as such term is defined in the Certificate of Designations as in effect on the Second Amendment Effective Date) on the Preferred Stock on each “Quarterly Dividend Payment Date” (as such term is defined in the Certificate of Designations as in effect on the Second Amendment Effective Date) in accordance with the terms set forth in the Certificate of Designations (as in effect on the Second Amendment Effective Date or as amended from time to time as permitted pursuant to Section 6.18) so long as the following conditions have all been satisfied with respect to each such Restricted Junior Payment:

(i) immediately before giving effect thereto, no Default or Event of Default has occurred and is continuing and no Default or Event of Default would arise as a result of the making of such Restricted Junior Payment;

(ii) on a pro forma basis after giving effect to such Restricted Junior Payment, the aggregate amount of the Revolving Commitments shall exceed the Total Utilization of Revolving Commitments by at least $20,000,000 (the “Required Availability”) and the Company shall have delivered to the Administrative Agent a certificate in the form of Exhibit M attached hereto certifying that the Company has the Required Availability;

(iii) on a pro forma basis after giving effect to each such Restricted Junior Payment, the ratio of (x) Consolidated Total Debt as of the date of such Restricted Junior Payment to (y) Consolidated Adjusted EBITDA for the most recent four (4) fiscal quarter period ended for which financial statements are required to have been delivered (and have been so delivered) pursuant to the terms of this Agreement is less than 3.00 to 1.00 (the “Leverage Requirement”) and the Company shall have delivered to the Administrative Agent a certificate in the form of Exhibit M attached hereto certifying that the Company has satisfied the Leverage Requirement;

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

(iv) on a pro forma basis after giving effect to each such Restricted Junior Payment, the aggregate amount of the Company’s and its Subsidiaries’ Cash and Cash Equivalents is not less than $10,000,000 (the “Required Cash”) and the Company shall have delivered to the Administrative Agent a certificate in the form of Exhibit M attached hereto certifying that the Company has the Required Cash;

(v) each such Restricted Junior payment shall be made solely with cash on hand of the Company, the proceeds of Indebtedness permitted pursuant to Section 6.1(k) and/or with the proceeds of Revolving Loans; and

(vi) the sum of the aggregate Restricted Junior Payments permitted (x) in any Fiscal Year of the Company shall not exceed $6,800,000 and (y) during the term of this Agreement shall not exceed $15,300,000; and”

(f) Exhibits. The Credit Agreement is hereby amended to include new “Exhibit M” attached hereto immediately following Exhibit L thereto.

(g) General Amendments.

(i) Anything contained in the Credit Agreement or the other Credit Documents to the contrary notwithstanding, effective on the Fifth Amendment Effective Date upon the consummation of the Second Lien Indebtedness Redemption, the parties hereto hereby acknowledge and agree that: (i) all Second Lien Indebtedness shall have been paid in full in cash and shall no longer be deemed outstanding; (ii) no additional Second Lien Indebtedness shall be incurred by the Credit Parties; and (iii) any references in the Credit Agreement or the other Credit Documents to any actions required to be taken, or consents required to be granted, by the Second Lien Lenders and/or the Second Lien Agents shall be deemed deleted from the Credit Agreement and each other Credit Document and shall be of no further force and effect.

(ii) For purposes of clarification, the making of any Restricted Junior Payment pursuant to Section 6.5(b) of the Credit Agreement shall (x) not constitute “Consolidated Interest Expense” for any purpose under the Credit Agreement and (y) not cause or otherwise result in a reduction of Consolidated Excess Cash Flow in any Fiscal Year.

Section 3. Conditions to Effectiveness of this Agreement. Notwithstanding anything to the contrary set forth herein, this Agreement shall become effective upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a) the delivery to the Administrative Agent of this Agreement executed by each Credit Party, the Administrative Agent and the Requisite Lenders;

(b) the delivery to Administrative Agent of a fully executed Second Lien Payoff Letter;

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

(c) the Company shall have paid to the Administrative Agent in immediately available Dollars, for the benefit of each Lender who has delivered an executed signature page to this Agreement on or prior to 5:00 P.M., New York City time, on September 24, 2010 (collectively, the “Signing Lenders”), a non-refundable fee in an aggregate amount equal to .20% of each such Signing Lender’s Revolving Commitment and the outstanding principal balance of the Term Loans held by each such Signing Lender, which fee shall be non-refundable for any reason and fully earned and payable as of the date hereof;

(d) the Company shall have paid all fees then due and payable to the Administrative Agent pursuant to the Credit Documents and, to the extent invoiced by the Administrative Agent not less than two (2) Business Days prior to the Fifth Amendment Effective Date, shall have reimbursed the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent in connection with this Agreement, including, without limitation, the preparation, negotiation and execution of this Agreement (including reasonable attorney’s fees of counsel to the Administrative Agent);

(e) the accuracy of the representations and warranties contained in Section 4 hereof; and

(f) no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

The “Fifth Amendment Effective Date” shall mean the first date on which each of the conditions set forth in this Section 3 have been satisfied.

Section 4. Representations and Warranties.

To induce the Agents and the Lenders to enter into this Agreement, each Credit Party hereby represents and warrants to the Agents and Lenders that as of the date hereof:

(a) each of the representations and warranties made by such Credit Party contained in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such date, except to the extent such representation or warranty expressly relates to an earlier date (in which case, such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such earlier date);

(b) such Credit Party has all requisite corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by such Credit Party of this Agreement and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Credit Party;

(d) the execution, delivery and performance by such Credit Party of this Agreement and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated by this Agreement and the Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

Company or any of its Subsidiaries, any of the Organizational Documents of the Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries, except, to the extent that any such violations could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, except to the extent that any such conflicts, breaches or defaults could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties and Second Lien Indebtedness Liens contemplated by the Corresponding Second Lien Amendment); or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents that were obtained on or before the date hereof and disclosed in writing to the Administrative Agent except for any such approvals or consents the failure of which to obtain could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect;

(e) this Agreement and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(f) no Default or Event of Default presently exists.

Section 5. Reference and Effect on the Credit Documents.

(a) On and after the Fifth Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Credit Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. The Credit Agreement and the other Credit Documents, as specifically amended or modified by this Agreement, are in full force and effect and are hereby in all respects ratified and confirmed.

(c) Except as expressly set forth herein, nothing contained in this Agreement and no action by, or inaction on the part of, any Lender or the Agents shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Credit Document.

(d) This Agreement is a Credit Document.

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

Section 6. Amendments; Successors and Assigns.

No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Administrative Agent, the Collateral Agent and the Requisite Lenders and, in the case of any such amendment or modification, each of the Credit Parties. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated to any other Person by any Credit Party without the prior written consent of the Administrative Agent, the Collateral Agent and the Requisite Lenders.

Section 7. Agreement Not a Defense.

Each Credit Party agrees that, subject to the terms and provisions of this Agreement, the agreements of the Agents and Lenders under this Agreement shall not constitute a defense by the Credit Parties to the exercise by any Agent or any Lender of any right, power or remedy which such Person may have under or in respect of the Credit Agreement or any of the other Credit Documents and any other agreement or document relating thereto (and including rights, powers and remedies at law, in equity or by statute).

Section 8. GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

(b) SUBMISSION TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

SECTION 9. Miscellaneous.

(a) Further Assurances. At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of this Agreement.

(b) Consent of Guarantors. Each of the Guarantors of the Obligations of the Company under the Credit Agreement that is a party to this Agreement hereby (a) consents to the terms and provisions hereof, (b) acknowledges that notwithstanding the execution and delivery hereof, the obligations of each of such Guarantor are not impaired or affected and its Guaranty continues in full force and effect, and (c) ratifies, confirms and reaffirms its Guaranty and each of the Credit Documents to which it is a party.

(c) Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed the Company’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

(d) Release of Claims. In consideration of the Lenders’ and the Agents’ agreements contained in this Agreement, each Credit Party hereby irrevocably releases and forever discharge each of the Agents, Lenders, and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, which such Credit Party ever had or now has against any Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of any Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Credit Document on or prior to the date hereof and actually known to such Credit Party as of the date hereof (it being understood and agreed that nothing herein shall affect the continued effectiveness of the indemnity provisions set forth in Section 10.3 of the Credit Agreement).

(e) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Agreement is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of any Agent or any Lender arising under the Credit Agreement, any of the other Credit Documents or applicable law. The failure of any Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party or any other Person obligated under any Credit Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of any Agent or any Lender hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by any Agent or any Lender of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Credit Documents remain in full force and effect, except to the extent expressly modified by this Agreement.

(f) Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Agreement signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(g) Acknowledgment of Legal Counsel; Drafting of Agreement. Each Credit Party represents and warrants that it is represented by legal counsel of its choice, is fully aware of the terms contained in this Agreement and has voluntarily and without coercion or duress of any kind whatsoever, entered into this Agreement and the agreements, documents and instruments, if any, executed in connection with this Agreement. Each Credit Party further represents and warrants and acknowledges and agrees that it has participated in the drafting of this Agreement.

(h) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

(i) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights are hereby expressly disclaimed.

(j) Section Titles. The section and subsection titles contained in this Agreement are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Agents and the Lenders, on the one hand, and the Credit Parties on the other hand. Any reference in this Agreement to any “Section” refers, unless the context otherwise indicates, to a section of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

THE COMPANY:

X-RITE, INCORPORATED, a Michigan corporation, and successor by merger to OTP, Incorporated, X-Rite Ma, Incorporated, Monaco Acquisition Company, Holovision Acquisition Company and Pantone India, Inc., as the Company

By:	/s/ Rajesh K. Shah
Name:	Rajesh K. Shah
Its:	Chief Financial Officer

OTHER CREDIT PARTIES:

X-RITE GLOBAL, INCORPORATED, a Michigan corporation

X-RITE HOLDINGS, INC., a Michigan corporation

XR VENTURES, LLC, a Michigan limited liability company

GRETAGMACBETH LLC, a Delaware limited liability company

PANTONE LLC, a Delaware limited liability company

PANTONE ASIA, INC., a Delaware corporation PANTONE GERMANY, INC., a Delaware corporation

PANTONE JAPAN, INC., a Delaware corporation PANTONE U.K., INC., a Delaware corporation

By:	/s/ Rajesh K. Shah
Name:	Rajesh K. Shah
Title:	Vice President

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AGENTS AND LENDERS:

FIFTH THIRD BANK, an Ohio banking corporation, and successor by merger to Fifth Third Bank, a Michigan banking corporation, as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Scott R. DeMeester
Name:	Scott R. DeMeester
Title:	Vice President

Consent and Amendment No. 5

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS

American International Group, Inc.
By: PineBridge Investments LLC
its Investment Manager, as a Lender

Galaxy CLO 2003-1, Ltd.
By: PineBridge Investments LLC
its Collateral Manager

Galaxy IV CLO, Ltd.
By: PineBridge Investments LLC
its Collateral Manager

Galaxy V CLO, Ltd.
By: PincBridge Investments LLC
its Collateral Manager

Galaxy VI CLO, Ltd.
By: PineBridge Investments LLC
its Collateral Manager

Galaxy VII CLO, Ltd.
By: PineBridge Investments LLC
its Collateral Manager

By:	/s/ John Wesley Burgess
Name:	John Wesley Burgess
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

SunAmerica Senior Floating Rate Fund, Inc. as a Lender
By: Wellington Management Company, LLP,
as Investment Advisor

By:	/s/ Robert J. Toner
Name:	Robert J. Toner
Title:	Vice President & Counsel

IVY HILL MIDDLE MARKET CREDIT FUND, LTD.
By: Ivy Hill Asset Management, L.P.,
its Collateral Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Portfolio Manager

IVY HILL SENIOR DEBT FUNDING 2007-1
By: IVY HILL ASSET MANAGEMENT, L.P.,
its Collateral Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Portfolio Manager

Knightsbridge CLO 2007-1 LIMITED
By: ACKB LLC, as Investment Manager
By: Ivy Hill Asset Management, L.P., its Managing Member

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Portfolio Manager

Knightsbridge CLO 2008-1 Limited
By: ACKB LLC, as Investment Manager
By: Ivy Hill Asset Management, L.P., its Managing Member

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Allied Irish Banks plc, as a Lender

By:	/s/ Gregory J. Wiske
Name:	Gregory J. Wiske
Title:	Senior Vice President

By:	/s/ Keith Hamilton
Name:	Keith Hamilton
Title:	Assistant Vice President

Bank of America, N.A., as a Lender

By:	/s/ Joshua J. Dunham
Name:	Joshua J. Dunham
Title:	Assistant Vice President

CIT CLO I LTD, as a Lender
By: CIT Asset Management LLC

By:	/s/ Roger M. Burns
Name:	Roger M. Burns
Title:	President
CIT ASSET MANAGEMENT

CIT Middle Market Loan Trust III, as a Lender
By: CIT Asset Management LLC

By:	/s/ Roger M. Burns
Name:	Roger M. Burns
Title:	President
CIT ASSET MANAGEMENT

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

CIFC Funding 2006-IB, LLC, as a Lender By its Collateral Manager, Commercial Industrial Finance Corp.

By:	/s/ Robert C. Milton III
Name:	Robert C. Milton III
Title:	Secretary

CIFC Funding 2006-II, LLC, as a Lender
By its Collateral Manager, Commercial Industrial Finance Corp.

By:	/s/ Robert C. Milton III
Name:	Robert C. Milton III
Title:	Secretary

BRIDGEPORT CLO LTD.
By: Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

BRIDGEPORT II CLO LTD.
By: Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

BURR RIDGE CLO Plus LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

CUMBERLAND II CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

MARKET SQUARE CLO, Ltd.
By: Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

MARQUETTE PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

SCHILLER PARK CLO LTD.
By: Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Denali Capital LLC, Managing Member of DC Funding Partners LLC, Investment Manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, Managing Member of
DC Funding Partners LLC, Collateral Manager for DENALI CAPITAL CLO VI, LTD., as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, Managing Member of
DC Funding Partners LLC, Portfolio Manager for DENALI CAPITAL CLO V, LTD., as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, Managing Member of
DC Funding Partners LLC, Collateral Manager for DENALI CAPITAL CLO VII, LTD. as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, Managing Member of
DC Funding Partners LLC, Collateral Manager for Spring Road CLO 2007-1, LTD., as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

ELK ASSOCIATES FUNDING CORPORATION, as a Lender

By:	/s/ Michael Feinsod
Name:	Michael Feinsod
Title:	President

GARRISON CREDIT INVESTMENTS I LLC, as a Lender

By:	/s/ Brian Chase
Name:	Brian Chase
Title:	Chief Financial Officer

GE Business Financial Services Inc. (f/k/a Merrill Lynch Capital, as division of Merrill Lynch Business Financial Services Inc.), as a Lender

By:	/s/ Marie Mollo
Name:	Marie Mollo
Title:	Duly Authorized Signatory

General Electric Capital Corporation, as a Lender

By:	/s/ Marie Mollo
Name:	Marie Mollo
Title:	Duly Authorized Signatory

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD, as a Lender
By: GOLUB CAPITAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Chris Jamieson
Name:	Chris Jamieson
Title:	Designated Signatory

GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD, as a Lender
By: GOLUB CAPITAL INCORPORATED, as Collateral Manager

By:	/s/ Chris Jamieson
Name:	Chris Jamieson
Title:	Designated Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

GSCP (NJ), L.P. in its capacity as Collateral Manager on behalf of each of the following funds as Lenders:

GCS Partners CDO Fund V, Limited GCS Partners CDO Fund VI, Limited GCS Partners CDO Fund VIII, Limited GCS Capital Corp. Loan Funding 2005-1

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AGENTS AND LENDERS:

FIFTH THIRD BANK, an Ohio banking corporation, and successor by merger to Fifth Third Bank, a Michigan banking corporation, as Administrative Agent, Collateral Agent and a Lender

GULF STREAM-COMPASS CLO 2003-I, LTD
By: Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-I, LTD
By: Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-II, LTD
By: Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

GULF STREAM-SEXTANT CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

GULF STREAM-RASHINBAN CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2007, LTD
By: Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

NEPTUNE FINANCE CCS, LTD.
By: Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

KATONAH 2007-I CLO LTD, as a Lender

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.,
as Manager

KOHLBERG CAPITAL FUNDING LLC I, as Lender

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Officer
Kohlberg Capital Corporation

Lightpoint CLO 2004-1, Ltd., as a Lender

By:	/s/ Richard Newcomb
Name:	Richard Newcomb
Title:	Cortland Capital Market Services LLC, as Agent of Neuberger Berman Fixed Income LLC, the Investment Advisor to Lightpoint CLO 2004-1, Ltd.

Confluent 3 Limited.
By: Invesco Senior Secured Management, Inc., as Investment Manager, as a Lender

By:	/s/ John Hayes
Name:	John Hayes
Authorized Signatory

MSIM Peconic Bay, Ltd.
By: Invesco Senior Secured Management, Inc.
as Collateral Manager, as a Lender

By:	/s/ John Hayes
Name:	John Hayes
Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

Qualcomm Global Trading, Inc., as Investment Manager, as a Lender

By:	/s/ John Hayes
Name:	John Hayes
Title:	Authorized Signatory

Zodiac Fund – Morgan Stanley US Senior Loan Fund
By: Morgan Stanley Investment Management Inc., as Investment Manager
By: Invesco Senior Secured Management, Inc., as Sub Investment Manager

By:	/s/ John Hayes
Name:	John Hayes
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

OCTAGON INVESTMENT PARTNERS V, LTD.
By: Octagon Credit Investors, LLC \
as Portfolio Manager

OCTAGON INVESTMENT PARTNERS VI, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS VII, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS IX, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS X, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS XI, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

HAMLET II, LTD.
By: Octagon Credit Investors, LLC,
as Portfolio Manager, as a Lender

By:	/s/ Donald C. Young
Name:	Donald C. Young
Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

By: Pangaea Asset Management, LLC,
its Collateral Manager, as a Lender

By:	/s/ Christopher T. Brown
Name:	Christopher T. Brown
Title:	Assistant Secretary

By: Sargas Asset Management, LLC,
its Portfolio Manager

By:	/s/ Christopher T. Brown
Name:	Christopher T. Brown
Title:	Assistant Secretary

PNC BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Arthur Gray
Name:	Arthur Gray
Title:	Senior Vice President

Dryden VII – Leveraged Loan CDO 2004, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

Dryden XVIII – Leveraged Loan CDO 2007 Ltd., as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Brian Juliano
Name:	Brian Juliano
Title:	Vice President

T2 Income Fund CLO I, Ltd., as Lender,
By: T2 Advisors, LLC, as Collateral Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

Exhibit A

CERTIFICATE

TO:	Fifth Third Bank, as Administrative Agent and Collateral Agent (as defined below)

RE:	(a) First Lien Credit and Guaranty Agreement, dated as of October 24, 2007 (the “First Lien Credit Agreement”), among X-Rite, Incorporated, a Michigan corporation (the “Company”), the other Credit Parties (as defined in the First Lien Credit Agreement) party thereto, Fifth Third Bank, an Ohio banking corporation and successor by merger to Fifth Third Bank, a Michigan banking corporation, as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”) for certain financial institutions from time to time party thereto as lenders (the “Lenders”), and such Lenders party thereto and (b) Consent and Amendment No. 5 to the First Lien Credit and Guaranty Agreement, dated as of September 24, 2010 (the “Fifth Amendment Agreement”), among the Company, the other Credit Parties (as defined in the Fifth Amendment Agreement) party thereto, the Administrative Agent, the Collateral Agent and the other Lenders.

DATE:	September , 2010

I,                     , hereby certify that I am a duly elected, qualified and acting Authorized Officer of the Company and that I am authorized to execute this certificate on behalf of the Company. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Fifth Amendment Agreement or the First Lien Credit Agreement (as applicable).

Pursuant to Section 1 of the Fifth Amendment Agreement, I hereby certify, to the best of my knowledge, on behalf of the Company as follows:

(a) on a pro forma basis after giving effect to the Second Lien Indebtedness Redemption (and the borrowing of any Revolving Loans in connection therewith), the aggregate amount of the Revolving Commitments exceeds the Total Utilization of Revolving Commitments by at least $20,000,000;

(b) on a pro forma basis after giving effect to the Second Lien Indebtedness Redemption, the aggregate amount of the Company’s and its Subsidiaries’ Cash and Cash Equivalents is not less than $10,000,000; and

(c) attached here as Schedule A is a calculation of the ratio of (x) Consolidated Total Debt as of the date of the Second Lien Indebtedness Redemption (on a pro forma basis after giving effect to the Second Lien Indebtedness Redemption) to (y) Consolidated Adjusted EBITDA for the most recent four (4) fiscal quarter period ended for which financial statements are required to have been delivered (and have been so delivered) pursuant to the terms of the Credit Agreement (the “Pro Forma Leverage Ratio”) and such Pro Forma Leverage Ratio is less than 3.00 to 1.00.

IN WITNESS WHEREOF, I have hereunto set my hand the day and year first above written.

X-RITE, INCORPORATED, a Michigan corporation

By:
Name:
Title:

Exhibit M

CERTIFICATE

TO:	Fifth Third Bank, as Administrative Agent and Collateral Agent (as defined below)

RE:	First Lien Credit and Guaranty Agreement, dated as of October 24, 2007 (the “First Lien Credit Agreement”), among X-Rite, Incorporated, a Michigan corporation (the “Company”), the other Credit Parties (as defined in the First Lien Credit Agreement) party thereto, Fifth Third Bank, an Ohio banking corporation and successor by merger to Fifth Third Bank, a Michigan banking corporation, as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”) for certain financial institutions from time to time party thereto as lenders (the “Lenders”), and such Lenders party thereto.

DATE:	, 20

I,                     , hereby certify that I am a duly elected, qualified and acting Authorized Officer of the Company and that I am authorized to execute this certificate on behalf of the Company. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the First Lien Credit Agreement.

Pursuant to Section 6.5(b) of the Credit Agreement, I hereby certify, to the best of my knowledge, on behalf of the Company as follows:

(a) on a pro forma basis after giving effect to the Restricted Junior Payment to be made pursuant to Section 6.5(b) of the Credit Agreement on                          , 20    , the aggregate amount of the Revolving Commitments exceeds the Total Utilization of Revolving Commitments by at least $20,000,000;

(b) on a pro forma basis after giving effect to the Restricted Junior Payment to be made pursuant to Section 6.5(b) of the Credit Agreement on                          , 20    , the aggregate amount of the Company’s and its Subsidiaries’ Cash and Cash Equivalents is not less than $10,000,000; and

(c) attached here as Schedule A is a calculation of the ratio of (x) Consolidated Total Debt as of                          , 20     (on a pro forma basis after giving effect to the Restricted Junior Payment to be made pursuant to Section 6.5 of the Credit Agreement on such date) to (y) Consolidated Adjusted EBITDA for the most recent four (4) fiscal quarter period ended for which financial statements are required to have been delivered (and have been so delivered) pursuant to the terms of the Credit Agreement (the “Pro Forma Leverage Ratio”) and such Pro Forma Leverage Ratio is less than 3.00 to 1.00.

IN WITNESS WHEREOF, I have hereunto set my hand the day and year first above written.

X-RITE, INCORPORATED, a Michigan corporation

By:
Name:
Title: